SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Date of Report: August 22, 2007

WHITEMARK HOMES, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-8301	25-1302097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650 South Central Avenue, Suite 1000, Oviedo, FL	32765
(Address of principal executive offices)	(Zip code)
(407) 366-9668
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain;   Compensatory Arrangements of Certain Officers.

Effective August 22, 2007, the Board of Directors (the “Board”) of Whitemark Homes, Inc., a Colorado corporation (the “Company”) appointed Mr. Barry Reece as a director of the Company.

In addition, effective August 22, 2007, the Board appointed Mr. Douglas Kanter as President of the Company. Mr. Kanter is a residential real estate developer and investor. He has been a licensed general contractor of over 25 years. Mr. Kanter has served as President of Flamingo Building Corporation since 1995. Mr. Kanter graduated from the University of Florida in 1975 with a degree in Building Construction from the School of Architecture.

On August 22, 2007, Messrs. William Rigsby and Scott Clark resigned as directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2007	WHITEMARK HOMES, INC.

	By:	/s/ Douglas Kanter
	Name:	Douglas Kanter
	Title:	President